SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 18, 2001

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)

                                    New York

                 (State or Other Jurisdiction of Incorporation)

               1-1105                                     13-4924710

      (Commission File Number)                 (IRS Employer Identification No.)


      32 Avenue of the Americas                           10013-2412
         New York, New York

(Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (212) 387-5400


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.     OTHER EVENTS.


      On May 18, 2001, AT&T Corp. ("AT&T") announced that it had entered into separate share issuance agreements (the "Comcast Share Issuance Agreement" and the "Cox Share Issuance Agreement", respectively) with affiliates of Comcast Corporation ("Comcast") and Cox Communications, Inc. ("Cox") which provide for the settlement of Comcast's and Cox's respective, previously disclosed rights to cause AT&T to purchase from affiliates of Comcast and Cox shares of common stock of At Home Corporation owned by such affiliates. The transaction contemplated by the Cox Share Issuance Agreement was completed on May 18, 2001. In that transaction, AT&T issued 75,000,000 shares of AT&T common stock to an affiliate of Cox. The Comcast Share Issuance Agreement and the Cox Share Issuance Agreement are filed as Exhibit 2.1 and Exhibit 2.2, respectively, hereto and are incorporated herein by reference.

      On May 18, 2001, AT&T issued a press release announcing and describing the transactions contemplated by the Comcast Share Issuance Agreement and the Cox Share Issuance Agreement. The press release is filed as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c)   EXHIBITS.

      Exhibit 2.1 Share Issuance Agreement, dated May 18, 2001, between AT&T Corp. and Comcast PC Investments Inc. (incorporated by reference to Exhibit 2 to Amendment No. 5 to Schedule 13D filed by AT&T Corp. with reference to At Home Corporation on May 22, 2001)

      Exhibit 2.2 Share Issuance Agreement, dated May 18, 2001, among AT&T Corp., Cox Communications, Inc. and Cox@Home, Inc. (incorporated by reference to Exhibit 1 to Amendment No. 5 to Schedule 13D filed by AT&T Corp. with reference to At Home Corporation on May 22, 2001)

      Exhibit 99.1  Press Release, dated May 18, 2001.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 21, 2001                                AT&T CORP.
                                                  (Registrant)



                                      By: /s/ Robert S. Feit
                                         -----------------------
                                         Name: Robert S. Feit
                                         Title: General Attorney and
                                                Assistant Secretary





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                                  EXHIBIT INDEX
                                  -------------



      2.1 Share Issuance Agreement, dated May 18, 2001, between AT&T Corp. and Comcast PC Investments Inc. (incorporated by reference to Exhibit 2 to Amendment No. 5 to Schedule 13D filed by AT&T Corp. with reference to At Home Corporation on May 22, 2001)

      2.2 Share Issuance Agreement, dated May 18, 2001, among AT&T Corp., Cox Communications, Inc. and Cox@Home, Inc. (incorporated by reference to Exhibit 1 to Amendment No. 5 to Schedule 13D filed by AT&T Corp. with reference to At Home Corporation on May 22, 2001)

      99.1        Press Release, dated May 18, 2001.